UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 5, 2022

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017 (Address of Principal Executive Offices) (Zip Code)
(614) 757-5000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.
On September 5, 2022, Cardinal Health, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Elliott Associates, L.P. and Elliott International, L.P. (together, “Elliott”). The Cooperation Agreement will remain effective until the later of (i) July 15, 2023 and (ii) 11:59 p.m., Eastern Time, on the date that is five days following the date on which the Investor Designee (as defined below) or the Investor Designee’s successor ceases to serve on, or resigns from, the Company’s board of directors (the “Board”).
Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Steven K. Barg, Global Head of Engagement at Elliott (the “Investor Designee”), Michelle M. Brennan, Sujatha Chandrasekaran and Christine A. Mundkur as new independent members of the Board (collectively with the Investor Designee, the “New Directors”), effective as of September 6, 2022. Each of the New Directors will be nominated by the Board to stand for election for a full term at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). Following the departure of two directors (as discussed under Item 5.02 below), the size of the Board will be automatically decreased to 13 directors at the conclusion of the 2022 Annual Meeting.
In connection with the appointment of the New Directors, the Company also established an advisory Business Review Committee (the “Business Review Committee”) to address the matters contemplated by the Cooperation Agreement and the charter of the Business Review Committee. The Committee has three members: Jason M. Hollar, the Business Review Committee’s chair and the Chief Executive Officer of the Company, the Investor Designee and Akhil Johri. The Business Review Committee, with the assistance of the Company’s legal and financial advisors, will make recommendations to the full Board.
Pursuant to the Cooperation Agreement, Elliott has agreed to abide by certain standstill restrictions and voting commitments. The Cooperation Agreement also includes procedures regarding the replacement of any of the New Directors prior to the 2023 Annual Meeting of Shareholders and a mutual non-disparagement provision.
The Company’s obligations with respect to, among other things, the appointment of the New Directors, the nomination of the New Directors for election at the 2022 Annual Meeting, the replacement of a New Director upon departure from the Board and the formation of the Business Review Committee fall away in certain circumstances, including if Elliott has a net long position in the Company of less than 2.25%.
The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, including the initial Business Review Committee charter attached as an exhibit to the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated by reference.

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth in Item 1.01 is incorporated herein by reference.
Director Appointments
Pursuant to the Cooperation Agreement, each of the New Directors was appointed to the Board effective September 6, 2022. The Board has affirmatively determined that each of the New Directors is “independent” under the rules of the New York Stock Exchange and the rules and regulations of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Each of the New Directors will receive compensation consistent with that received by the Company’s other non-employee directors, as described in the Company’s proxy statement on Schedule 14A for the 2021 Annual Meeting, filed with the U.S. Securities and Exchange Commission on September 23, 2021.
There are no arrangements or understandings between any of the New Directors and any other person pursuant to which any of the New Directors was appointed as a director other than with respect to the matters referred to in Item 1.01. At this time, there are no transactions in which any of the New Directors has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.
Committee Composition
Effective as of September 6, 2022, the Board has reconstituted the Board’s standing committees as follows:
Audit Committee	Governance and Sustainability Committee	Human Resources and Compensation Committee	Risk Oversight Committee
Akhil Johri (Chair) Michelle M. Brennan Sujatha Chandrasekaran Sheri H. Edison David C. Evans John H. Weiland	Patricia A. Hemingway Hall (Chair) Steven K. Barg Carrie S. Cox Bruce L. Downey Gregory B. Kenny Nancy Killefer	Carrie S. Cox (Chair) Michelle M. Brennan Patricia A. Hemingway Hall Nancy Killefer Christine A. Mundkur Dean A. Scarborough	Sheri H. Edison (Chair) Sujatha Chandrasekaran Bruce L. Downey David C. Evans Christine A. Mundkur Dean A. Scarborough John H. Weiland

Directors Not Standing for Re-election
On September 6, 2022, the Company announced that Dean A. Scarborough and John H. Weiland have expressed their intent not to stand for re-election at the 2022 Annual Meeting.  Messrs. Scarborough and Weiland will continue to serve as directors until the 2022 Annual Meeting.  The decisions of Messrs. Scarborough and Weiland were not due to any disagreements relating to matters concerning the Company’s operations, policies or practices, and the Board is greatly appreciative of Messrs. Scarborough’s and Weiland’s service and substantial contributions.
Item 7.01.  Regulation FD Disclosure.
On September 6, 2022, the Company issued a news release announcing the Company’s entry into the Cooperation Agreement and the matters described in Item 1.01 and Item 5.02.  A copy of the news release is attached as Exhibit 99.1.
Item 9.01.  Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1	Cooperation Agreement, dated as of September 5, 2022, by and among Cardinal Health, Inc., Elliott Associates, L.P. and Elliott International, L.P.
99.1	News release issued by the Company on September 6, 2022 announcing governance enhancements and shareholder value creation initiatives.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 6, 2022	Cardinal Health, Inc. (Registrant)

	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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